AMENDED FORM 8-K
                                                                        --------


                                    UNITED  STATES
                          SECURITIES  AND  EXCHANGE  COMMISSION
                                 WASHINGTON,  DC  20549

                                    FORM  8-K
                                 CURRENT  REPORT

     PURSUANT  TO  SECTION  13  OR  15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE  OF  REPORT  (DATE  OF  EARLIEST  REPORTED)     OCTOBER  6,  2003

                           USA  VIDEO  INTERACTIVE  CORP.
             (EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHAPTER)
             ------------------------------------------------------

           WYOMING                      0-29651             06-15763-91
    (STATE  OR  OTHER  JURISDICTION     (COMMISSION          (IRS  EMPLOYER
       OF  INCORPORATION               FILE NUMBER)          IDENTIFICATION NO.)
       ----------------          ------------          -------------------

                      83  HALLS  ROAD,  OLD LYME, CONNECTICUT              06371
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)
                    ----------------------------------------          ----------

                                (860)  434  -  5535
               REGISTRANT'S  TELEPHONE  NUMBER,  INCLUDING  AREA  CODE

                                 NOT  APPLICABLE
          (FORMER  NAME  OR  FORMER  ADDRESS,  IF  CHANGED  SINCE  LAST  REPORT)

ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

On October 6, 2003, the Registrant announced that, after two years of core software development, it plans to release MediaSentinel , its proprietary patent-pending core Digital Rights Management technology (DRM), toward the end of 2003. MediaSentinel is a digital watermark based technology that deters video content piracy. MediaSentinel embeds an encrypted identifier into original authorized video content, which is preserved in any unauthorized copies.



ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

EXHIBIT  99.1     NEWS  RELEASE  DATED  OCTOBER  6,  2003.


                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                          USA  VIDEO  INTERACTIVE  CORP.


DATE:       NOVEMBER 3,  2003         BY:     /S/  ANTON  J.  DRESCHER
           ------------------                 ------------------------
                                                   ANTON  J.  DRESCHER,
                                                   CORPORATE  SECRETARY

USA  VIDEO  INTERACTIVE  NEARS  COMPLETION  OF  MEDIASENTINEL  DRM  TECHNOLOGY

OCTOBER  6,  2003  - OLD LYME, CONNECTICUT - USA Video Interactive Corp. (OTCBB:
USVO;  TSX:  US;  BSE/Frankfurt:  USF;  http://www.usvo.com)

USA Video Interactive Corporation (USVO) is pleased to announce that, after two years of core software development, it plans to release MediaSentinel , its proprietary patent-pending core Digital Rights Management technology (DRM), toward the end of 2003.

MediaSentinel is a digital watermark based technology that deters video content piracy. MediaSentinel embeds an encrypted identifier into original authorized video content, which is preserved in any unauthorized copies.

Attributes  of  MediaSentinel  technology:

-    Invisible  to  human  perception
-    Does  not  interfere  with  the  content
- Virtually impossible for pirates to remove without rendering the video content useless
-    Enables  pirated  copies  to  be  traced  back  to  the  original  source

Initial products to be deployed utilizing the MediaSentinel technology are a Media Encoder (fingerprint generator), a Decoder (fingerprint reader) and a Software Developer's Kit (SDK) which will enable licensees, serving end user markets, to implement MediaSentinel technology within their own products.

Upon final release of MediaSentinel , USVO will issue a subsequent announcement, containing further product and technology details.

ON  BEHALF  OF  THE  BOARD  OF  DIRECTORS

"Edwin  Molina"

Edwin  Molina,
President


ABOUT  USA  VIDEO  INTERACTIVE  CORP.
USVO is a developer and supplier of Internet media delivery services, systems, and innovative end-to-end solutions. The Company developed its StreamHQ architecture to provide a wide range of business customers with value-added media delivery services. USVO holds the pioneering patent for store-and-forward video, filed in 1990 and issued by the United States Patent and Trademark Office on July 14, 1992; it has been cited by at least 165 other patents. USVO holds similar patents in Germany, Canada, England, France, Spain, and Italy. For more information, visit www.usvo.com.

USA Video Interactive Corporate Headquarters Office: 83 Halls Road, Old Lyme, Connecticut, 06371 Telephone (860) 434 - 5535 Facsimile (860) 434 - 5782;
Canada Office: 507 - 837 West Hastings Street, Vancouver, BC V6C 3N6. Trading symbol on the OTCBB: USVO; Trading symbol on the TSX Venture Exchange US; Trading symbol on the Berlin and Frankfurt Stock Exchanges: USF. CUSIP 902924208. For more information contact Edwin Molina (860) 434 - 5535; info@usvo.com

The press release may contain forward-looking statements. Actual results may differ materially from those projected in any forward-looking statements. Investors are cautioned that such forward-looking statements involve risk and uncertainties, which may cause actual results to differ from those described.

The TSX Venture Exchange (TSX) has not reviewed and does not accept responsibility for the adequacy or accuracy of this release.